Exhibit 99.1

     Hudson United Bancorp Reports EPS of $0.66 per share for the
      First Quarter of 2005; Return on Average Equity of 22.59%
                      for the First Quarter 2005

    MAHWAH, N.J.--(BUSINESS WIRE)--April 25, 2005--Executive Overview--Hudson United Bancorp ("the Company") (NYSE: HU) today reported net income of $29.7 million, or $0.66 per diluted share, for the quarter ended March 31, 2005, compared to the $0.69 per diluted share reported for the comparable quarter in 2004.
    Several factors impacted the first quarter results. Net interest margin was reduced as the Company experienced significant interest rate competition for branch and public sector deposits. Net interest margin was 3.78% for the first quarter of 2005 as compared to 4.25% in the first quarter of 2004. Another factor was the delay in the sale of an OREO property foreclosed by the Company during December 2004. The sale is expected to close in the second quarter of 2005. The terms of sale provide that the Company will be reimbursed for all operating expenses of the property which aggregated $0.01 per diluted share for the first quarter of 2005. Diluted earnings per share was decreased by $0.01 as a result of accelerated budgeted property repairs and maintenance expenditures related to the Company's Landfill Gas Investments. Lastly, retail service fees declined $0.03 per diluted share compared to the first quarter 2004. The impact of the reduction in service fees was recognized in February and the Company readjusted fees immediately, which the Company expects will favorably impact future quarters.
    The Company's return on average equity was 22.59% and return on average assets was 1.34% for the first quarter 2005. The net interest margin was 3.78% and noninterest income as a percent of net revenue was 29% for the first quarter of 2005.
    The Company's return on average equity was 26.51% and return on average assets was 1.54% for the first quarter of 2004. The net interest margin was 4.25% for the first quarter of 2004.

    Results of Operations for Quarter End March 31, 2005

    Net interest income for the first quarter of 2005 was $77.3 million and the net interest margin was 3.78%. Net interest income for the first quarter of 2004 was $77.9 million and the net interest margin was 4.25%. Net interest income decreased by $0.6 million in the first quarter of 2005 compared to the first quarter of 2004. Net interest margin was reduced by lower yields on investment securities and increased yields on borrowings and public sector deposits.
    The loan portfolio quality remains good and the continued low levels of nonperforming loans and low net charge offs in 2005 resulted in the provision for loan and lease losses of $4.5 million for the first quarter of 2005 and $5.5 million for the first quarter of 2004. The decrease in 2005 over 2004 was due to continued low levels of nonperforming loans and lower net charge-offs over recent quarters. Net charge offs for the first quarter of 2005 were $5.5 million compared to $5.6 million for the first quarter of 2004.
    Noninterest income was $31.6 million in the first quarter of 2005 and $35.6 million in the first quarter of 2004. Noninterest income for the first quarter of 2005 decreased by $4.0 million, or 11.3%, compared to the first quarter of 2004. The decrease in noninterest income in the first quarter of 2005 compared to 2004 was due mainly to decreases in retail service fees and lower security gains. During the fourth quarter of 2004 the Company sold its merchant processing business. Loan fees for the first quarter 2004 include $1.4 million of merchant processing fees.
    Noninterest expense was $64.6 million for the first quarter of 2005 compared to $66.6 million for the first quarter of 2004. The decrease in noninterest expense in the first quarter of 2005 compared to the first quarter of 2004 is due mainly to decreases in outside services resulting from lower expenses associated with the modification of the Company's data processing and item processing contracts, as well as nonrecurring expenses in 2004 from the Company's termination of its correspondent banking business. Increases experienced in noninterest expense in the Company's Landfill Gas Investments were due to budgeted repair and maintenance expenditures related to the business which were accelerated in the first quarter. An increase in other noninterest expense is due to higher foreclosed property expense related to the property that is expected to close during the second quarter of 2005 at which time all operating expenses will be reimbursed.
    The Company's pretax income for the first quarter of 2005 was $39.8 million, a decrease of $1.5 million, or 3.7%, compared to the first quarter of 2004. The Company's provision for income taxes was $10.0 million for the first quarter of 2005 compared to $10.3 million for the first quarter of 2004.

    Nonperforming Loans and Leases, and Asset Quality

    Nonperforming loans and leases totaled $17.2 million at March 31, 2005. This was an increase of $5.0 million compared to $12.3 million of nonperforming loans and leases as of December 31, 2004 and a increase of $3.0 million compared to $14.2 million of nonperforming loans and leases at March 31, 2004. Nonperforming loans and leases were 0.36% of total loans and leases at March 31, 2005, compared to 0.25% at December 31, 2004 and 0.31% at March 31, 2004.
    Nonperforming assets were $33.2 million at March 31, 2005, up from $27.9 million at December 31, 2004 and up from $15.0 million at March 31, 2004. Nonperforming assets as a percent of loans, leases and foreclosed property was 0.69% at March 31, 2005, 0.58% at December 31, 2004 and 0.33% at March 31, 2004. Nonperforming assets at March 31, 2005 include a property with a carrying value of $13.8 million under a contract to sell scheduled to close during the second quarter of 2005.
    The Allowance for loan and lease losses totaled $59.8 million at March 31, 2005, $60.8 million at December 31, 2004 and $67.8 million at March 31, 2004. It represented 347% of nonperforming loans and leases at March 31, 2005, compared to 496% at December 31, 2004, and 477% at March 31, 2004. The Allowance as a percentage of total loans and leases was 1.24% at March 31, 2005, 1.26% December 31, 2004 and 1.47% at March 31, 2004.

    Other Balance Sheet Data

    Loan and lease categories consisting of commercial and financial, commercial real estate, consumer, and credit card loans totaled $4.7 billion at March 31, 2005 and December 31, 2004. These four loan and lease categories are the areas of loans that the Company emphasizes. This is because they generally have more attractive yields, interest rate sensitivity, and maturity characteristics than single family first mortgage loans. These four loan and lease categories represented approximately 98% of loans and leases at March 31, 2005, compared to 97% at December 31, 2004. The loan to deposit ratio at March 31, 2005 and December 31, 2004 was 77% and 76%, respectively.
    Residential mortgage loans, which are not an area of emphasis for the Company, were $118.9 million as of March 31, 2005, compared to $126.8 million at December 31, 2004.
    Total investment securities were $3.4 billion at March 31, 2005, compared to $3.5 billion at December 31, 2004. Total assets were $8.9 billion at March 31, 2005, compared to $9.1 billion at December 31, 2004.
    Deposits other than time deposits were $4.5 billion at March 31, 2005 and December 31, 2004. Total deposits were $6.3 billion at March 31, 2005 and December 31, 2004.
    Total stockholders' equity was $530.9 million and book value per common share was $11.79 at March 31, 2005. All regulatory capital ratios exceed those necessary to be considered a well-capitalized institution.

    Share Repurchases and Cash Dividends

    The Company did not repurchase any shares in the first quarter of 2005. During April 2005, the board of directors approved a treasury share repurchase plan of up to 4.5 million shares.
    Total shares outstanding were 45.0 million shares at March 31, 2005 and December 31, 2004.
    The Company paid cash dividends of $0.37 per share in the first quarter of 2005. Total cash dividends paid in the first quarter of 2005 was $16.7 million.
    The Company is the multi-state bank holding company for the Bank, which has 204 offices in New Jersey, New York, Connecticut and Pennsylvania.
    This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "expect", "look", "believe", "anticipate", "consider", "may", "will", or similar statements or variations of such terms. Such forward- looking statements involve certain risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, unexpected changes in interest rates, deterioration in economic conditions, declines in deposit or a decline in loan volume trends, decline in levels of loan quality, change in the trends in loan loss provisions, the unexpected unavailability of tax credits, especially in the Company's Section 29 credits, and the unanticipated effects of legal, tax and regulatory provisions applicable to the Company including compliance with the regulatory order from the FDIC which the Company is under. The Company assumes no obligation for updating any such forward-looking statements at any time. Important information on other material factors or supplemental factors that could cause the Company's financial results to differ from the forward-looking statements also is included in the Company's public reports filed with the SEC, including in our Form 10-K for the year ending December 31, 2004.


                HUDSON UNITED BANCORP AND SUBSIDIARIES
             ---------------------------------------------
                      CONSOLIDATED BALANCE SHEETS


                                              March 31,  December 31,
                                                2005         2004
(in thousands)                               (Unaudited)
----------------------------------------------------------------------
ASSETS
Cash and due from banks                       $  182,281   $  161,878
Interest bearing due from banks                   12,051       99,028
                                               ----------   ----------
              TOTAL CASH AND CASH EQUIVALENTS $  194,332   $  260,906

Investment securities available for sale, at
 fair value                                   $2,108,882   $2,166,627
($1,431,162 and $1,491,084 in fair value
 pledged at March 31, 2005 and
 December 31, 2004  respectively)
Investment securities held to maturity,at
 cost; $1,264,309 fair value                  $1,291,979   $1,372,228
($1,154,512 and $1,201,730 ,at cost pledged
 at March 31, 2005 and
 December 31, 2004 respectively)

Trading Assets, fair value                    $        -   $    1,477

Loans and leases: ($339,306 pledged at March
 31, 2005)
     Commercial and financial                 $2,173,713   $2,190,339
     Commercial real estate mortgages          1,130,665    1,113,604
     Consumer                                  1,005,885      995,766
     Credit card                                 378,274      400,700
                                               ----------   ----------
         Sub-total                            $4,688,537   $4,700,409
     Residential mortgages                       118,865      126,775
                                               ----------   ----------
                       TOTAL LOANS AND LEASES $4,807,402   $4,827,184
     Less: Allowance for loan and lease
      losses                                     (59,750)     (60,799)
                                               ----------   ----------
                         NET LOANS AND LEASES $4,747,652   $4,766,385

Premises and equipment, net                      119,168      121,037
Core deposit and other intangibles, net of
 amortization                                     18,881       20,104
Goodwill                                          83,561       83,561
Investment in separate account bank owned
 life insurance                                  151,514      150,073
Other assets                                     134,474      136,644
                                               ----------   ----------
                                 TOTAL ASSETS $8,850,443   $9,079,042
                                               ==========   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
     Noninterest bearing                      $1,319,769   $1,355,624
     NOW, money market, and savings            3,220,405    3,129,355
     Time deposits                             1,713,884    1,859,219
                                               ----------   ----------
                               TOTAL DEPOSITS $6,254,058   $6,344,198
Repurchase agreements                            910,534      842,893
Other borrowings                                 682,558      879,530
                                               ----------   ----------
                             TOTAL BORROWINGS  1,593,092    1,722,423
Other liabilities                                247,305      255,587

Subordinated debt                                225,122      225,184
                                               ----------   ----------
                            TOTAL LIABILITIES  8,319,577    8,547,392
Stockholders' Equity:
     Common stock, no par value               $   92,788   $   92,788
     Additional paid-in capital                  310,124      310,102
     Retained earnings                           317,081      304,000
     Treasury stock, at cost                    (169,005)    (170,183)
     Effect of stock compensation plans           (1,342)      (1,359)
     Accumulated other comprehensive loss        (18,780)      (3,698)
                                               ----------   ----------
                   TOTAL STOCKHOLDERS' EQUITY $  530,866   $  531,650
                                               ----------   ----------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $8,850,443   $9,079,042
                                               ==========   ==========




                HUDSON UNITED BANCORP AND SUBSIDIARIES
           ------------------------------------------------
                   CONSOLIDATED STATEMENTS OF INCOME


                                                  Three Months Ended
                                                      March 31,
                                                ----------------------
                                                 (Unaudited)
----------------------------------------------------------------------
(in thousands, except share data)                    2005      2004
INTEREST AND FEE INCOME:
Loans and leases                                   $ 73,607   $67,197
Investment securities                                36,913    30,590
Other                                                   346       358
                                                    --------   -------
                   TOTAL INTEREST AND FEE INCOME   $110,866   $98,145
                                                    --------   -------
INTEREST EXPENSE:
Deposits                                           $ 17,267   $11,958
Borrowings                                            9,459     2,210
Subordinated and other debt                           6,843     6,086
                                                    --------   -------
                          TOTAL INTEREST EXPENSE   $ 33,569   $20,254
                                                    --------   -------
                             NET INTEREST INCOME   $ 77,297   $77,891

           PROVISION FOR  LOAN AND LEASE LOSSES,
            PORTFOLIO LOANS                           4,500     5,600
                                                    --------   -------
         NET INTEREST INCOME AFTER PROVISION FOR          -         -
                           LOAN AND LEASE LOSSES   $ 72,797   $72,291
                                                    --------   -------
NONINTEREST INCOME:
Retail service fees                                $  6,295   $ 8,088
Credit card fee income                                7,810     7,199
Loan Fees                                             3,465     4,534
ATM and debit card fees                               1,537     1,653
Separate bank owned life insurance income             1,441     1,546
Trust income                                            796       798
Income from Landfill Investments                      5,378     5,162
Other income                                          3,314     3,113
Securities gains                                      1,515     3,470
                                                    --------   -------
                        TOTAL NONINTEREST INCOME   $ 31,551   $35,563
                                                    --------   -------
NONINTEREST EXPENSE:
Salaries and benefits                              $ 25,216   $25,635
Occupancy expense                                     8,111     8,201
Equipment expense                                     3,562     4,480
Outside services - data processing                    6,458     7,511
Outside services - other                              6,435     8,204
Amortization of intangibles                           1,222     1,244
Marketing expense                                     1,164       706
Deposit and other insurance                             586       621
Telephone expense                                     1,401     1,366
Expense from Landfill Investments                     6,549     5,882
Other                                                 3,884     2,719
                                                    --------   -------
                       TOTAL NONINTEREST EXPENSE   $ 64,588   $66,569
                                                    --------   -------
                      INCOME BEFORE INCOME TAXES   $ 39,760   $41,285
PROVISION FOR INCOME TAXES                           10,029    10,303
                                                    --------   -------
                                      NET INCOME   $ 29,731   $30,982
                                                    ========   =======

NET INCOME PER COMMON SHARE:
Basic                                              $   0.66   $  0.69
Diluted                                            $   0.66   $  0.69

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                                44,966    44,808
Diluted                                              45,119    45,003




 Supplemental Information
-------------------------

Hudson United
 Bancorp
($ in thousands)    1Q05       2Q05       3Q05       4Q05      Y-T-D
                  -------- ---------- ---------- ---------- ----------
End of Period
----------------
Total Securities 3,400,861       0          0          0      NA
Total Assets     8,850,443       0          0          0      NA
Total Deposits   6,254,058       0          0          0      NA
Total
 Stockholders'
 Equity            530,866       0          0          0      NA
Shares
 Outstanding        45,030       0          0          0      NA

Average Balance
 Sheet
----------------
Commercial/
Consumer Loans   4,678,900       0          0          0  4,678,900
Residential Real
 Estate Mortgage   120,052       0          0          0    120,052
Total Loans and
 Leases          4,798,952       0          0          0  4,798,952
Other Earning
 Assets          3,592,655       0          0          0  3,592,655
Total Earning
 Assets          8,391,607       0          0          0  8,391,607
Total Assets     9,016,140       0          0          0  9,016,140
Noninterest
 Bearing
 Deposits        1,318,727       0          0          0  1,318,727
Interest Bearing
 Deposits        4,981,068       0          0          0  4,981,068
Common Equity      533,843       0          0          0    533,843

Loan Portfolio Composition
--------------------------
Commercial and
 Financial       2,173,713       0          0          0      NA
Commercial Real
 Estate Mortgage 1,130,665       0          0          0      NA
Consumer         1,005,885       0          0          0      NA
Credit Card        378,274       0          0          0      NA
     Sub-total   4,688,537       0          0          0      NA
Residential Real
 Estate Mortgage   118,865       0          0          0      NA
Total Loans and
 Leases          4,807,402       0          0          0      NA
Allowance for
 Losses             59,750       0          0          0      NA
     Net Loans
      and Leases 4,747,652       0          0          0      NA

End of Period
----------------
Nonaccruing
 Loans              17,229       0          0          0      NA
Forclosed
 Property           15,976       0          0          0      NA
Total
 Nonperforming
 Assets             33,205       0          0          0      NA
90 Days Past Due
 & Accruing         13,252       0          0          0      NA
Net Charge Offs      5,549       0          0          0      NA
Intangible
 Assets            102,442       0          0          0      NA


($ in thousands)   1Q04       2Q04       3Q04       4Q04      Y-T-D
                ---------- ---------- ---------- ---------- ----------
End of Period
----------------
Total Securities 2,667,362  3,506,055  3,301,000  3,540,332      NA
Total Assets     7,972,645  8,958,718  8,825,227  9,079,062      NA
Total Deposits   6,242,598  6,128,993  6,290,439  6,344,198      NA
Total
 Stockholders'
 Equity            492,751    478,170    516,925    531,650      NA
Total Shares
 Outstanding        44,826     44,948     44,954     44,983      NA

Average Balance Sheet
---------------------
Commercial/
Consumer Loans   4,442,326  4,503,975  4,624,471  4,652,812  4,556,828
Residential Real
 Estate Mortgage   162,044    149,086    137,692    128,324    143,745
Total Loans and
 Leases          4,604,370  4,653,061  4,762,163  4,781,136  4,700,573
Other Earning
 Assets          2,851,895  3,199,375  3,489,497  3,622,725  3,292,322
Total Earning
 Assets          7,456,265  7,852,436  8,251,660  8,403,861  7,992,895
Total Assets     8,071,442  8,436,611  8,852,794  9,013,718  8,594,976
Noninterest
 Bearing
 Deposits        1,254,798  1,314,739  1,334,238  1,356,682  1,315,280
Interest Bearing
 Deposits        4,921,224  4,830,107  4,955,853  4,935,262  4,910,803
Common Equity      470,068    478,972    496,533    521,261    491,803

Loan Portfolio Composition
--------------------------
Commercial and
 Financial       2,126,354  2,208,139  2,231,299  2,190,339      NA
Commercial Real
 Estate Mortgage   989,182  1,041,677  1,089,828  1,113,604      NA
Consumer         1,032,885  1,049,631  1,027,347    995,766      NA
Credit Card        296,680    323,763    344,320    400,700      NA
     Sub-total   4,445,101  4,623,210  4,692,794  4,700,409      NA
Residential Real
 Estate Mortgage   156,981    140,571    132,671    126,775      NA
     Total Loans
      and Leases 4,602,082  4,763,781  4,825,465  4,827,184      NA
Allowance for
 Losses             67,839     66,048     66,289     60,799      NA
     Net Loans
      and Leases 4,534,243  4,697,733  4,759,176  4,766,385      NA

End of Period
----------------
Nonaccruing
 Loans              14,211     12,286     12,519     12,257      NA
Restructured
 Loans                   0          0          0          0      NA
Other Real
 Estate                769      2,144      2,111     15,618      NA
Total
 Nonperforming
 Assets             14,980     14,430     14,630     27,875      NA
90 Days Past Due
 & Accruing         13,988     13,516     15,934     14,617      NA
Net Charge Offs      5,607      5,846      4,259      5,490      NA
Intangible
 Assets            100,781     99,557     99,334    103,665      NA



Supplemental Information
-------------------------
Hudson United Bancorp
($ in thousands)           1Q05      2Q05     3Q05     4Q05    Y-T-D
                         --------- -------- -------- -------- --------
Condensed Income
 Statement
-------------------------
Interest Income           110,866        0        0        0  110,866
Interest Expense           33,569        0        0        0   33,569
Net Interest Income        77,297        0        0        0   77,297
Provision for Possible
 Loan and Lease Losses      4,500        0        0        0    4,500
Income from Landfill
 Investments                5,378        0        0        0    5,378
Total Non interest Income  31,551        0        0        0   31,551
Amortization of
 Intangibles Expense        1,222        0        0        0    1,222
Expense from Landfill
 Investments                6,549        0        0        0    6,549
Total Non interest
 Expense                   64,588        0        0        0   64,588
Pre-tax Income             39,760        0        0        0   39,760
Provision for Income
 Taxes                     10,029        0        0        0   10,029
Net Income                 29,731        0        0        0   29,731
Fully-taxable Equivalent
 Adjustment                   907        0        0        0      907

Performance
-------------------------
Return on Average Assets     1.34%    0.00%    0.00%    0.00%    1.34%
Return on Average Equity    22.59%    0.00%    0.00%    0.00%   22.59%
Basic Earnings Per Share    $0.66       $-       $-       $-    $0.66
Diluted Earnings Per
 Share                      $0.66       $-       $-       $-    $0.66
Weighted Average Shares -
 Basic                     44,966        -        -        -   44,966
Weighted Average Shares -
 Diluted                   45,119        -        -        -   45,119
Net Interest Margin (2)      3.78%    0.00%    0.00%    0.00%    3.78%

Capital Information
-------------------------
Tier 1 Leverage Ratio (1)    6.85%    0.00%    0.00%    0.00%    NA
Tier 1 Risk-Based Capital
 (1)                        10.06%    0.00%    0.00%    0.00%    NA
Total Risk-Based Capital
 (1)                        14.42%    0.00%    0.00%    0.00%    NA
Common Equity            $530,866       $-       $-       $-     NA
Common Shares Outstanding  45,030        -        -        -     NA
Book Value Per Share
 (Common)                  $11.79       $-       $-       $-     NA


($ in thousands)           1Q04      2Q04     3Q04     4Q04    Y-T-D
                         --------- -------- -------- -------- --------
Condensed Income
 Statement
-------------------------
Interest Income            98,145  100,229  106,332  109,728  414,434
Interest Expense           20,254   22,132   26,311   30,085   98,782
Net Interest Income        77,891   78,097   80,021   79,643  315,652
Provision for Possible
 Loan and Lease Losses      5,600    4,750    4,500        0   14,850
Income from Landfill
 Investments                5,162   10,453    6,321    4,116   26,052
Total Noninterest Income   35,563   39,092   44,351   37,321  156,327
Amortization of
 Intangibles Expense        1,244    1,223    1,222    1,222    4,911
Expense from Landfill
 Investments                5,882    7,497    5,188    4,741   23,308
Total Noninterest Expense  66,569   69,790   75,884   71,463  283,706
Pre-tax Income             41,285   42,649   43,988   45,501  173,423
Provision for Income
 Taxes                     10,303   10,990   11,450   12,597   45,340
Net Income                 30,982   31,659   32,538   32,904  128,083
Fully-taxable Equivalent
 Adjustment                   946      934      922      957    3,759

Performance
-------------------------
Return on Average Assets     1.54%    1.51%    1.46%    1.45%    1.49%
Return on Average Equity    26.51%   26.58%   26.07%   25.11%   26.04%
Basic Earnings Per Share    $0.69    $0.71    $0.73    $0.73    $2.86
Diluted Earnings Per
 Share                      $0.69    $0.70    $0.72    $0.73    $2.85
Weighted Average Shares -
 Basic                     44,808   44,651   44,700   44,921   44,717
Weighted Average Shares -
 Diluted                   45,003   44,920   44,952   45,110   44,944
Net Interest Margin (2)      4.25%    4.05%    3.90%    3.82%    4.00%

Capital Information
-------------------------
Tier 1 Leverage Ratio        6.83%    6.75%    6.69%    6.69%    NA
Tier 1 Risk-Based Capital 9.50% 9.26% 9.45% 9.60% NA Total Risk-Based Capital 14.42% 13.84% 13.83% 13.89% NA
Common Equity             492,751  478,170  516,925  531,650     NA
Common Shares Outstanding  44,826   44,948   44,954   44,983     NA
Book Value Per Share
 (Common)                  $10.99   $10.64   $11.50   $11.82     NA

(1)Capital ratios are preliminary numbers
(2)Net Interest Margin is calculated on a fully taxable equivalent basis

    CONTACT: Hudson United Bancorp
             Kenneth T. Neilson, 201-236-2631
             James W. Nall, 201-236-2769